UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2018
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	We held our annual meeting of stockholders on April 24, 2018 (the “Annual Meeting”); 134,483,366 shares of common stock were entitled to be voted; 113,721,950 shares were voted in person or by proxy.

(b)
At the Annual Meeting, Pierre Brondeau, Eduardo E. Cordeiro, G. Peter D’Aloia, C. Scott Greer, K’Lynne Johnson, Dirk A. Kempthorne, Paul J. Norris, Margareth Øvrum, Robert C. Pallash, William H. Powell and Vincent R. Volpe, Jr. were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board for a one-year term expiring in 2019. The number of votes cast for, withheld, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Withhold	Abstain	Broker Non-Votes
Pierre Brondeau	101,672,950	632,594	3,633,554	7,782,852
Eduardo E. Cordeiro	104,425,063	261,372	1,252,663	7,782,852
G. Peter D'Aloia	102,157,971	758,354	3,022,773	7,782,852
C. Scott Greer	71,884,698	1,673,746	32,380,654	7,782,852
K’Lynne Johnson	73,712,632	1,240,546	30,985,920	7,782,852
Dirk A. Kempthorne	104,957,443	389,014	592,641	7,782,852
Paul J. Norris	73,364,658	1,605,238	30,969,202	7,782,852
Margareth Øvrum	105,159,213	192,207	587,678	7,782,852
Robert C. Pallash	104,211,406	638,617	1,089,075	7,782,852
William H. Powell	73,813,576	1,146,607	30,978,915	7,782,852
Vincent R. Volpe, Jr	102,671,666	721,448	2,545,984	7,782,852

(c)
At the Annual Meeting, the stockholders also voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	110,892,490
Against:	2,585,533
Abstain:	243,927

(d)
At the Annual Meeting, the stockholders also voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	63,506,815
Against:	38,298,064
Abstain:	4,134,219
Broker Non-Votes:	7,782,852

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

Date: April 27, 2018	By:	/s/ ANDREA E. UTECHT
Andrea E. Utecht Executive Vice President, General Counsel and Secretary